                                                                     EXHIBIT 4.1
                      (Specimen Common Stock Certificate)


                                   (ACLS Logo)

Number                                                                Shares
------                                                                ------

                           AXCELIS TECHNOLOGIES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                              CUSIP (to be provided)
                                                     --------------
                                                 See reverse for
                                               certain definitions.

COMMON STOCK
--------------------------------------------------------------------------------
THIS CERTIFIES THAT

IS THE OWNER OF
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             FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                              $0.001 PAR VALUE, OF

                           AXCELIS TECHNOLOGIES, INC.

(the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by the holder's duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto fixed.

                              CERTIFICATE OF STOCK

Dated:

COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.

            TRANSFER AGENT
            AND REGISTRAR

            BY:                                         (Signature to come)
                                                        -------------------
            AUTHORIZED OFFICER                          Brian R. Bachman
                                                        CHIEF EXECUTIVE OFFICER
                                                        AND VICE CHAIRMAN OF THE
                                                        BOARD OF DIRECTORS
                               (SEAL)

                                                        (Signature to come)
                                                        -------------------
                                                        Mary G. Puma
                                                        PRESIDENT, CHIEF
                                                        OPERATING OFFICER AND
                                                        SECRETARY



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The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - - as tenants in common                    UNIF GIFT MIN ACT - - ____________Custodian ____________
TEN ENT - - as tenants by the entireties                                  (Cust.)               (Minor)
JT TEN  - - as joint tenants with right of                                Under Uniform Gifts to Minors
            survivorship and not as                                       Act_____________________________
            tenants in common                                                        (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------

------------------------------------




________________________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_____________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________ _______________________________________ Attorney to transfer the said shares of
Common Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ___________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed





_________________________________

NOTICE: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO
S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Rights Agreement between Axcelis Technologies, Inc. and EquiServe Trust Company, N.A. dated as of ________ ___, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Axcelis Technologies, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Axcelis Technologies, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.